1 Delivering on the promise of Prime Editing Corporate Presentation November 2026

2 This presentation contains forward-looking statements of Prime Medicine, Inc. ("Prime", "we" or "our") within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements contain information about our current and future prospects and our operations, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, projects and plans are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “hope,” “intend,” “may,” “might,” “objective,” “opportunity,” “plan,” “predict,” “positioned,” “possible,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, express or implied statements about Prime’s beliefs and expectations regarding: the potential of Prime Editing to correct the causative mutations of diseases, including Wilson disease ("WD"), Alpha-1 Antitrypsin Deficiency (“AATD”), chronic granulomatous disease ("CGD"), and Cystic Fibrosis; the continued development and advancement of PM577a and PM647, including the ongoing Phase 1/2 trial of PM577a, planned Phase 1/2 trial of PM647, and the timing of initial data for both in 2027; the ongoing regulatory engagement with the FDA on PM359 and the outcomes of such engagement, including the planned submission of a BLA filing in the first half of 2027 and our ability to obtain regulatory approval for, and commercially launch, PM359 in CGD; the initiation, timing, progress and results of our research and development programs, preclinical studies and future clinical trials, including the release of data related thereto; the significance of data from our Phase 1/2 trial of PM359; the safety profile of Prime Editing, our modular LNP, and our programs; the timing of, and our ability to achieve, clinical validation and sustained, long-term value creation; the modularity of the Prime Editing platform and our LNP and the benefits thereof; the 2025 agreement with the Cystic Fibrosis Foundation, its expanded funding pursuant thereto, and the intended and potential benefits thereof; the collaboration with Bristol Myers Squibb and the intended and potential benefits thereof, including the receipt of potential milestone and royalty payments from commercial product sales, if any; our expectations regarding the breadth of Prime Editing, including the potential of Prime Editing to address approximately 90% of genetic diseases and to address non-genetic diseases; the continued development and optimization of various delivery systems, including our universal liver-targeted LNP delivery approach; the scope of protection we are able to establish and maintain for intellectual property rights covering our Prime Editing technology; the implementation of our strategic plans for our business, programs and technology, including our ability to maintain collaborations or strategic relationships and identify and enter into future license agreements and collaborations; regulatory developments in the United States and foreign countries; developments related to our competitors and our industry; our estimates of our expenses, capital requirements, and needs for additional financing; our ability to continue as a going concern; and our expectations regarding the anticipated timeline of our cash runway and future financial performance. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K, as well as any subsequent filings with the SEC. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise subject to any obligations under applicable law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (express or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. Forward Looking Statements

3 Prime Editing: Emerging as the Predominant Gene Editing Technology Gene editing permanently corrects genetic alterations Prime Editing is the most versatile gene editing technology Clinical data with Prime Editors support curative potential Prime Editing does not cause double-strand breaks or bystander edits New regulatory models pave way for platform- based approvals Prime Medicine’s IP position covers any permutation of Prime Editing

4 Focused execution on Wilson disease and Alpha-1 Antitrypsin Deficiency Initial efforts underway to expand liver franchise Prime Medicine is Strategically Delivering on the Promise of Prime Editing DISCIPLINED CLINICAL DEVELOPMENT, MAXIMIZE PLATFORM IMPACT AND E NSURE ACCESS TO BREAKTHROUGH THERAPIES Pursue complementary partnerships to expand reach Make PM359 available for patients with CGD

5 Secure multiple additional strategic partnerships to accelerate our pipeline and bolster our financial resources Near-Term, Focused Execution Positions Prime Medicine to Capitalize on the Full Potential of Prime Editing Achieved and Anticipated Milestones 2026 2027 WILSON DISEASE ✓PM577a CTA and IND cleared ✓Initiate clinical trial • Advance follow-on Prime Editors for other common mutations • Announce PM577a initial clinical data • Capitalize on platform modularity vis-a-vis additional common mutations (e.g., R778L in Asia among other pathogenic variants) AATD ✓PM647 IND cleared • Initiate clinical trial • Announce PM647 initial clinical data OTHER • Progress towards a BLA filing for CGD • Share in vivo proof-of-concept data in CF • Expand pipeline within priority focus areas and beyond • Submit BLA for PM359 in CGD

Prime Medicine's Pipeline: Focused on Value Creating Opportunities

Therapeutic Area	Indication	Delivery	Discovery	Lead Optimization	IND-enabling	Phase 1/2	Pivotal / Registration	
LIVER	Wilson Disease	LNP						
	Alpha-1 Antitrypsin Deficiency (AATD)	LNP						
LUNG	Cystic Fibrosis[1] (including PASSIGE™)	LNP						CYSTIC FIBROSIS FOUNDATION
IMMUNOLOGY & ONCOLOGY	p47phox Chronic Granulomatous Disease	ex vivo						*Plan to submit BLA following final FDA alignment*
	Ex vivo CAR-T[2] (with PASSIGE™)	ex vivo	*Multi-target collaboration advancing Prime Editors for the treatment of complex oncology and autoimmune indications*					Bristol Myers Squibb



Prime Medicine is identifying opportunities to expand the reach of Prime Editing either via organic growth around its liver franchise and / or business development

[1] In January 2024 and July 2025, Prime entered into agreements with the CF Foundation for up to $15 million and $24 million, respectively, to support development of Prime Editors for Cystic Fibrosis.
[2] In September 2024, Prime entered into a strategic research collaboration and license agreement with Bristol Myers Squibb to develop and commercialize multiple *ex vivo* T cell products in immunology and oncology.
LNP = lipid nanoparticle; AAV = adeno-associated virus; CGD = chronic granulomatous disease

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We Plan to Leverage the Versatility of Prime Editing to Address a Range of Diseases Across Target Tissues


INSERTION / DELETION
SUBSTITUTION
REPLACEMENT
LARGE DELETION
LARGE TARGETED INSERTION

Prime Editor

Deletion / Insertion Correction
p47 Chronic Granulomatous Disease (CGD)

Point Mutation Correction
Wilson Disease, Alpha-1 Antitrypsin Deficiency

Hotspot Correction
Cystic Fibrosis, Retinitis Pigmentosa (RHO adRP)

Repeat Excision
Repeat expansion diseases

Targeted Full Gene Insertion (PASSIGE™)
CAR-T, Cystic Fibrosis

Prime Editing is designed with a wide range of genome editing capabilities and the potential to make edits of any size, from small base pair swaps to large, multi-kilobase insertions or inversions

7

8 Manufacturing Processes and Assays Regulatory Frameworks Clinical Development Consolidated safety and platform clinical trials Computational Design and Screening of Core Components PE proteins, RNAs, lipids Off-Target Analysis to Advance Highest Precision Guide RNAs Non-Clinical Development In-vitro, in-vivo Modular Prime Editing Platform Flywheel Effect: Industrialized Engine is Reused Across Programs LEARN OPTIMIZE REUSE SCALE

9 Prime Medicine Holds Extensive, Foundational Intellectual Property for Prime Editing Technologies CRISPR-Cas Enzyme Any programmable nuclease to specifically identify and cut DNA sequences Guide RNA Engineered RNAs that locate the exact editing site and provide the template for transcription Reverse Transcriptase Converts RNA into complementary DNA Any combination or permutation of a CRISPR-Cas enzyme, template Guide RNA with a Reverse Transcriptase is Prime Editing and is covered by our extensive patent estate Prime Medicine holds 10 U.S. and 21 ex-U.S. issued patents in an extensive patent estate that protects its breakthrough Prime Editing platform, delivery technologies and therapeutics

10| Liver

11 PM647: AATD Prime Medicine’s Initial Liver Franchise: Aspiring to Cure Two of the Largest Genetic Liver Diseases, Enabled by Platform Modularity WD = Wilson Disease; AATD = Alpha-1 Antitrypsin Deficiency; IND = investigational new drug; CTA = clinical trial application *Prime Medicine estimate PM577: Wilson Disease >20,000 7,500-15,000+ US and EU Japan Clinical trial initiated; data anticipated 2027 Initial focus on H1069Q mutation Plan to leverage key learnings, regulatory frameworks and manufacturing synergies from PM577a to accelerate efforts and reduce costs for other Wilson Disease mutations, AATD and future follow -on liver programs 200,000 US and EU 20,000-30,000 Diagnosed* IND cleared; data anticipated 2027 Opportunity (Patients: All Mutations) Opportunity (Patients)

Proprietary LNP-Formulated Prime Editor is a Complex Multi-Component Drug Product Designed to Support Current and Future Liver Programs

LNP Modularity:

Majority of components in the LNP are the same across liver programs



Component	Function
Ionizable Lipid	Nucleic acid encapsulation and endosomal escape
Helper Lipid	Stabilize and improve LNP pharmacokinetics, facilitate membrane fusion and endosomal escape
PEG Lipids	Control particle size and stability, stealth coating reduces serum interactions and increases half-life
Cholesterol	Improve intracellular delivery, increase LNP stability
Targeting Ligand	Proprietary GalNAc formulation to improve biodistribution of LNPs to hepatocytes
PE mRNA	Prime editor enzyme
pegRNA	pegRNA is disease and mutation specific
ngRNA	ngRNA is disease and mutation specific; usage is dependent on the Prime Editing strategy applied

12

13 Wilson Disease

Advancing Prime Editors for Wilson Disease: Disease Overview

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Large genetically defined disease well suited for Prime Editing

Disease Severity and Opportunity

- Common liver and systemic disease presenting in teens to 20s
- Leads to liver failure, neurocognitive decline and premature death
- Greater than 20,000 patients in US and Europe, 30-50% harboring H1069Q mutation
- 7,500 – 15,000+ patients in Japan, R778L is the predominant mutation in the Asian population

Unmet Need

- No approved disease modifying therapies
- Current standard of care aims to prevent copper accumulation; options include chelating agents and low copper diet
- Liver transplantation is last resort option in most severe patients

Human Biology

- Autosomal recessive due to loss of function mutations in ATP7B
- Affects copper homeostasis, leading to toxic accumulation of copper in liver and brain



Healthy
Blood
Copper
ceruloplasmin
CTR1
ATP7B
ATP7B
Bile
(fecal excretion)
Wilson
Disease
Blood (urinary excretion)
Copper
ceruloplasmin
CTR1
ATP7B
ATP7B
Bile

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15 Prime Medicine’s Wilson Disease Programs Have Potential to Address Large Commercial Opportunity H1069Q R778L Other Common Mutations All Other Mutations Prime Addressable Patients Up to 7k Six most common mutations account for up to 26,000 patients in addressable markets (US, Europe, Japan) with unique geographic mutational distribution; incidence rate of approximately 300 new patients per year Consistency in disease presentation and management across mutations and key markets enables Prime Medicine to establish an anchor with PM577a (H1069Q) to provide leverage and read- through to other mutations Prime Addressable Patients Up to 9k Prime Addressable Patients Up to 10k

16 Efficient correction of the H1069Q and R778L mutations in fully humanized mouse models Prime Editors Efficiently and Precisely Corrected the Two Most Prevalent Disease- Causing Mutations in Wilson Disease No detectable off-target editing identified in patient-derived cells for PM577a LNP = lipid nanoparticle Prime Editors delivered with Prime Medicine’s universal liver LNP administered at clinically relevant doses

17*ATP7B protein expression and liver copper measurements taken at 4 weeks PM577a Efficiently Corrected the H1069Q Mutation and Restored Wild-Type Copper Concentration at Multiple Doses in Preclinical Studies ~45% editing restored copper levels to near wild-type levels Liver copper restored to wild-type levels* Increase in wild-type ATP7B protein expression* Precise correction of ATP7B p.H1069Q in mice

Prime Edited Mice Challenged with Radiolabeled Copper Demonstrated Normal Copper Metabolism At Multiple Doses

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Untreated (H1069Q Mut)
Treated (H1069Q Mut)
Untreated (Wild Type)
4
20 SUV
0 SUV
4
20 SUV
0 SUV
4
20 SUV
0 SUV
4
20 SUV
0 SUV
0.4 mg/kg
0.8 mg/kg

Copper challenge and PET imaging performed 4 weeks post PE treatment, PET imaging performed 24hrs post copper challenge

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PM577a Clinical Trial Overview

Trial Overview

Design
Phase 1/2, open-label

Population
Adults and adolescents with Wilson Disease and at least one ATP7B p.H1069Q allele

Treatment
Single IV infusion of PM577a

Primary Endpoints
Safety and tolerability

Key Secondary Endpoints
Ability to discontinue SOC, NCC-Sp, ceruloplasmin, 24-hour urinary copper and radiolabeled CuPET

Dose Escalation

H1069Q adult patients stable on SOC

Dose Cohort 4+ *(if required)*

Dose Cohort 3

Dose Cohort 2

Dose Cohort 1

Identify Optimal Biologic Dose

Dose Expansion

Part 1 (Extension)
Adults stable on SOC

Part 2
Adolescents stable on SOC

Clinical trial initiated, anticipate initial clinical data in 2027

OBD = Optimal Biological Dose; NCC = Non-Ceruloplasmin-bound Copper; PD = Pharmacodynamics; LNP = Lipid Nanoparticle; SOC = Standard of Care; LTFU = Long-Term Follow-Up; RP3D = recommended phase 3 dose

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20IND = investigational new drug; CTA = clinical trial application; LNP = lipid nanoparticle; DC = development candidate; PMDA = Japan’s Pharmaceuticals and Medical Devices Agency We Plan to Leverage Platform Modularity to Rapidly Advance Prime Editors for a Majority of Wilson Disease Patients Goal to incorporate into existing regulatory filings Large commercial opportunity in Japan Attractive business case to develop follow-on programs Fast path to DC (potentially off target and in vitro data) R778L Other Mutations H1069Q (PM577a) ANCHOR MUTATION: Large commercial opportunity in U.S. and Europe Clinical trial initiated Lead in observational study to potentially expedite patient recruitment >90% editing efficiency, minimal preclinical work to formalize DCFollow-on programs to leverage same liver- targeted LNP; swap out guide sequence Goal to incorporate into existing regulatory filings; engage PMDA

21 Alpha-1 Antitrypsin Deficiency (AATD)

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Advancing Prime Editors for AATD: Disease Overview

Disease Severity and Opportunity

- AATD is an inherited genetic disorder that causes low levels of AAT protein
- Low levels of AAT protein increases the risk of lung disease (emphysema)
- Patients are also at risk of liver disease (cirrhosis) caused by mutant protein aggregation
- Approximately 200,000 patients in the US and EU, ~10-15% of which are diagnosed today*

Unmet Need

- Many patients progress to liver failure or severe lung disease, requiring transplant
- Current standard of care includes chronic AAT augmentation therapy for lung disease; no approved curative therapies
- No approved treatments for liver disease

Human Biology

- Autosomal codominant disorder due to mutations in SERPINA1 gene
- Lung: lack of functional AAT leads to unrestricted neutrophil elastase activity, among other pathological changes (loss of function)
- Liver: defective AAT protein misfolding and accumulation (gain of function)



We believe Prime Editing is uniquely well-suited to correct mutant AAT protein to wild-type without the risk of bystander edits

AATD = Alpha-1 Antitrypsin Deficiency; A1AT = alpha-1 antitrypsin
*Prime Medicine estimate

22

23 • Restore SERPINA1 gene to wild type, without bystander or other unwanted edits • Increase M-AAT levels minimally above protective threshold (~11 µM), ideally into healthy human range (>20 µM) • Maintain wild-type protein under endogenous control to protect patients during acute episodes (M -AAT levels rise 2-4x) • Decreasing Z-AAT in the liver may potentially ameliorate the liver manifestations of AATD *Taken from Vidal R, Blanco I, Casas F, et al. Arch Bronconeumol. 2006;42(12):645-59; ** MZ, SZ and ZZ genotype contain Pi*Z mutation; Z-AAT = mutant A1AT protein. AATD Program Objective: Normalize AAT Levels in PiZZ Genotype Patients to Healthy Human Levels 0 10 20 30 40 50 MM MS SS MZ SZ ZZ NULLNULL Se ru m A 1 A T C o n ce n tr at io n (µ M ) 11uM is minimum threshold for benefit Target patient population** Genotype Healthy Human Low Risk Program Goals Normal Human Range

24M-AAT = healthy A1AT protein; Z-AAT = mutant A1AT protein; IND = investigational new drug; CTA = clinical trial application *Performed by LC-MS; **Analysis at day 7 positive control = healthy human serum PM647 Efficiently Corrected the Mutation In Vivo Resulting in M-AAT Protein Restoration at Clinically Relevant Doses Efficient correction Restoration M-AAT Protein** 0 25 50 75 100 % H u m a n A A T I s o fo rm * % Corrected AAT % Mutant AAT Dose Level #1 Positive Control Dose Level #2 Negative Control

PM647 Clinical Trial Overview

Trial Overview

Design

Phase 1/2, open-label

Population

Adults with PiZZ AATD: lung-only (Group A) or lung + liver / liver-only disease (Group B)

Treatment

One-time IV infusion of PM647a

Primary Endpoints

Safety, tolerability

Key Secondary Endpoints

Serum AAT thresholds and isoforms; pulmonary and liver measures

Dose Escalation

Group A: adults with lung-only AATD (Pi*ZZ)

Cohort 4+ *(if required)*

Dose Cohort 3

Dose Cohort 2

Dose Cohort 1

Identify Optimal Biologic Dose

Dose Finding & Expansion

Group A (Extension)
Lung-only AATD

Group B
Lung + liver or liver-only AATD

IND cleared for Phase 1/2 trial, anticipate initial clinical data in 2027

AATD = Alpha-1 Antitrypsin Deficiency; BAL = Bronchoalveolar Lavage; DLT = Dose-Limiting Toxicity; FIH = First-in-Human; MTD = Maximum Tolerated Dose; OBD = Optimal Biological Dose; RP3D = Recommended Phase 3 Dose; SRC = Safety Review Committee

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26| Lung

27CFTR = cystic fibrosis transmembrane conductance regulator Advancing Prime Editors for Cystic Fibrosis (CF), a Disease for Which There is No Curative Therapy Prime Medicine’s efforts in Cystic Fibrosis funded through multiple grants from the Cystic Fibrosis Foundation • Progressive, genetic disease that affects the lungs, pancreas and other organs, leading to premature death • Impacts close to 40,000 people in the United States, ~1,000 new cases diagnosed each year Disease Severity and Opportunity • Existing treatment options include airway clearance, inhaled medicines, pancreatic enzyme supplements, fitness plans and CFTR modulators for patients with specific mutations • No cure and existing treatments are ineffective for, or not tolerated by, approximately 15% of patients Unmet Need • Autosomal recessive disorder caused by mutations in the CFTR gene, which cause CFTR protein to become dysfunctional • Dysfunctional CFTR reduces chloride and bicarbonate transport to epithelial lumen Human Biology Cystic Fibrosis Healthy We believe Prime Editing-based approaches could eventually benefit the vast majority of people with cystic fibrosis.

Prime Medicine has Made Significant Progress Developing Prime Editors for G542X Mutated Cystic Fibrosis

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G542X In vitro Prime Editor in Primary HBEs


% precice correction in HBEs
100
80
60
40
20
0
Control
Prime Edited

Phenotypic restoration of G542X mutated CFTR in differentiated ALI culture


CFTR
β-actin
C band
B band
Healthy
Unedited
Prime Edited
Patient

Efforts towards LNP *in vivo* delivery to humanized mice and large animals ongoing

28

Parallel Prime Editing Approaches to CF: Hotspot and PASSIGE

Hotspot

Eight hotspot Prime Editors could address the "high unmet need" mutations; these same Prime Editors could address >93% of all CF patients



#1: G>T
#2: A>T
#3: C>G
GCTTCTAGTAGGACATACGCA
CFTR Genomic DNA

PASSIGE

Potential to address nearly all CF patients with a single super exon insertion strategy



CFTR gene showing exons & introns*
attB
DNA donor
Bxb1
attP
Super exon
SA
3' UTR

Restoring CFTR function in Prime Edited cells under endogenous control

CF = cystic fibrosis; attP = complimentary recognition sequence for attB; SA = splice acceptor; 3' UTR = 3' untranslated region; *Exons in gray introns in black

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30| Immunology and Oncology

31 Chronic Granulomatous Disease (CGD)

Advancing Prime Editor for CGD: Disease Overview

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Rare genetic disease, characterized by defective neutrophil function

Disease Severity and Opportunity

- Serious life-threatening disease presents in childhood; life expectancy approximately 40 years
- Results in recurrent, life-threatening infections which are difficult to eradicate, leads to frequent hospitalizations
- Potentially deadly infections from normal exposures (e.g., gardening, swimming)

Unmet Need

- Current treatment options include
  - Lifelong anti-microbial therapy (frequently leading to antimicrobial resistance)
  - Allogenetic HSCT is the only curative option made complicated by GvHD, graft failure and limited availability (e.g., matched donor)

Human Biology

- p47phox is a cytosolic regulatory subunit of the NADPH oxidase complex
- Majority of p47phox CGD patients share single causative dinucleotide deletion (ΔGT)
- Defective NADPH oxidase renders neutrophils, monocytes and macrophages ineffective



Healthy
gp91phox (NOX2)
Extracellular Space
Membrane
Cytosol
p22phox
Rac
p47phox
p67phox
p40phox
NADPH
NADP+
+
H+
+
2e-
p47phox CGD
gp91phox (NOX2)
Extracellular Space
Membrane
Cytosol
Rac
p22phox
p47phox
p67phox
p40phox
NADPH

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Breakthrough Clinical Data with PM359 in CGD Provide Proof-of-Concept for Prime Editing as the Foundation for a New Class of Curative Therapies

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Observed rapid engraftment, restored DHR positivity and improvement in inflammatory markers, with acceptable safety



DHR Positive Neutrophils
Patient #1
Patient #2
Therapeutic Threshold
DHR Postitive (%)
100
80
60
40
20
0
SCREEN
MOB.
0
1
2
3
4
5
6
Months relative to PM359 infusion

- **Successful manufacturing** from single mobilizations
- **Tolerable myeloablative conditioning** at fully therapeutic exposures with expected adverse events (transitory mucositis, pancytopenia)
- **No serious adverse events** attributed to PM359
- **Rapid neutrophil and platelet engraftment** confirmed within 2-3 weeks post transplant, markedly faster than current benchmarks
- **Rapid recovery of NADPH oxidase activity**: ~3-4x therapeutic threshold by day 30, sustained out to six months post infusion
- **Both patients remain free of new CGD-related complications or significant intercurrent illness post-infusion;** patient 2 demonstrated improvement in inflammatory markers of CAC

Prime Medicine plans to submit a BLA following final regulatory alignment

*Source: CASGEVY label, median time to engraftment for neutrophils and platelets observed at days 27 and 35, respectively
Note: patient #1 was an 18 year old male, patient #2 was a 57 year old male
DHR = dihydrorhodamine, an assay to measure NADPH oxidase activity

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341Analysis of edited CD34+ cells from CGD program: Targeted in vitro Analysis of 550 potential off-target sites of off-target editing. 2Data from in vivo analysis from mouse bone marrow harvested 16 weeks after engraftment was complete. 3Cas9 nuclease-edited cells, generated by transfecting HEK293T with sgRNA targeting NCF1 and SpCas9 mRNA. CGD = chronic granulomatous disease; HSC = hematopoietic stem cell; IND = investigational new drug; CTA = clinical trial application Prime Medicine Has Not Observed Any Detectable Off-Target Editing, Large Deletions, or Translocations in Any Lead Program Prime Medicine uses CRISPR-Cas9 editors as a positive control in off-target analyses No detectable double strand breakage No detectable deletions, chromosomal translocations or rearrangements No detectable off-target edits No detectable bystander edits Examples from CGD program used to support IND/CTA filings No off-target editing detected in healthy human donor CD34+ cells1 Genomic location On-target (NCF1) Translocation Positive Control3 TranslocationDeletion 12 Spacers S pC as 9 P ri m e E dito r 0 20 40 60 P e rc e n t In d e ls ( o ff -t a rg e t s it e s ) Indel Comparison of Prime Editors and Cas9 No large deletions or translocations observed in Prime-Edited LT-HSCs2 vs. Cas-9 nuclease edited cells No off-target edits detected with Prime Editing vs. Cas9

35 Ex-Vivo CAR-T

CAR-T: PASSIGE and Multiplex Prime Editing is the Foundation of Prime Medicine's Collaboration with BMS

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Platform modularity has potential to accelerate development of additional CAR-T Programs

	Existing Limitations	Prime Editing Solution
Multiplex Engineering	✗ Low payload integration efficiency ✗ Constrained to limited number of knock-outs and limited single base pair changes	✓ **>80% integration** efficiency of CAR, aimed at TRAC locus to maintain **endogenous control** ✓ Capable of **multiple edits done safely**, each with a **full suite of functional modifications**
Safety	✗ Random or semi-random integration ✗ High rate of translocations / chromosomal abnormalities	✓ **Precise on-target** transgene integration ✓ Based on our extensive off-target evaluations in other settings, **there is the potential for no detectable off-target edits, translocations, or unintended structural abnormalities** in Prime-Edited CAR-T's
Manufacturing / Cost of Goods	✗ Dependence on viral components ✗ Complicated by multi-step engineering	✓ **Entirely non-viral** manufacturing process ✓ **Single-step** editing and integration

TRAC = T-cell receptor alpha constant; Data presented at ASH, December 2022, ASGCT, May 2023 and ASH, December 2023

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37 Strategic License and Broad Collaboration Agreement with Bristol Myers Squibb (BMS) to Develop Prime Edited ex Vivo CAR-T Products First broad, multi-target collaboration advancing Prime Editors for the treatment of complex oncology and autoimmune indications • $110 million upfront (including $55M equity investment) • >$3.5 billion in potential milestones, including: ‒ $185 million in preclinical milestones ‒ $1.2 billion in development milestones ‒ More than $2.1 billion in commercial milestones ‒ Royalties on net sales • Multiple targets in immunological diseases and cancer, beyond the genetic diseases in Prime Medicine’s internal pipeline Leadership in Prime Editing; PASSIGE technology may enable one-step, non- viral, multi-kilobase-size editing approach with no double-stranded breaks Global leader in cell therapy for hematology, immunology and oncology Prime Medicine retains the ability to advance reagents designed under this collaboration in certain ex vivo (non-BMS targets) and all in vivo T cell and other cell therapy applications

38 Beyond Precisely Inserting a Chimeric Antigen Receptor, We Can Simultaneously and Efficiently Multiplex Edit CAR-T Cells Prime Editors can be multiplexed to introduce multiple genomic modifications in CAR-T cells Maintained efficiency with five multiplex editsHigh efficiency multiplex editing of B2M and TRAC B2M TRAC 0 20 40 60 80 100 % P ri m e E d it in g Multiplex Singleplex % P ri m e E d it in g B2M TR C Singl lex Multiplex % P ri m e Ed it in g % S in gl ep le x P ri m e Ed it in g TRAC B2M Target 3 Target 4 Target 5 0 0 0 0 20 0 100 80 60 40 20 0

39| Corporate

40 Our Strategy to Maximize the Broad Therapeutic Potential of Prime Editing Within Our Core Outside Our Core Enabling Innovation By pairing our internal resources with strategic partners and best-in-class enabling technologies, we aim to accelerate platform development and extend the reach of Prime Editing Funding accelerates the development of Prime Editors for Cystic Fibrosis Developing Prime Edited CAR-T products leveraging PASSIGE and platform Partner at the right time to fund, advance and commercialize our wholly owned pipeline programs (e.g., liver, lung) Form strategic partnerships to access expertise and expand into therapeutic areas beyond our near-term internal focus (e.g., cell therapy, CNS) Access best-in-class enabling technologies to unlock the full potential of Prime Editing (e.g., delivery technologies)

41CGD = Chronic granulomatous disease; AATD = Alpha-1 Antitrypsin Deficiency; IND = investigational new drug; CTA = clinical trial application Prime Medicine is Leading the Next Generation of Gene Editing Preeminent Editing Technology  Permanently corrects genetic alterations, without causing double-strand breaks or bystander edits  Potential to address approximately 90% of genetic diseases and opportunities in non -genetic diseases  Prime Medicine’s comprehensive IP portfolio covers any permutation of Prime Editing Platform Modularity Oriented for Growth  Fully integrated modular platform powers every program and drives leverage  Proprietary modular delivery systems accelerate follow-on programs within target tissues  New regulatory models pave way for platform-based approvals Pipeline Positioned for Value Creation  Wilson disease clinical trial underway; AATD IND cleared; initial clinical data from both anticipated in 2027  Focused on programs in large genetic diseases, with clear path to value and multi billion -dollar opportunities  CGD progressing towards BLA submission planned for the first half of 2027 Significant Partnerships and BD Potential  BMS partnership to develop Prime Edited ex vivo CAR-T products  Cystic Fibrosis Foundation relationship and funding to advance Prime Editors for Cystic Fibrosis  Additional business development to accelerate and expand pipeline Cash, cash equivalents, investments and restricted cash of $108.8M for 6/30/2026, cash runway into 2027

42| Appendix

Prime Editing is Designed with a Wide Range of Genome Editing Capabilities prime_ medicine

Flexibility to select right approach for each indication based on editing need

Prime Editing Approach	Small edits (e.g., all 12 bp swaps, 1-bp to 20-bp ins or del, combinations thereof)	Mid-sized edits (e.g., hotspot corrections, del up to 1-kb, ins up to 250 bp)	Large deletions (e.g., multi-kb repeat excision, exon del)	Large insertions or inversions (e.g., targeted multi-kb gene integration)
Short Flap Prime Editing	✓ +++			
Dual Flap Prime Editing	✓ ++	✓ +++	✓ +++	
Long Flap Prime Editing	✓ ++	✓ +++	✓ ++	
PASSIGE		✓ +	✓ +	✓ +++

✓ = capable of the edit

+/++/+++ = how fit Prime Medicine believes the technology is for making the edit, based on Prime Medicine's internal assessment

BP = base pair; KB = kilobase

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44*Not part of Prime Medicine’s current pipeline PASSIGE Technology Enables Prime Editing to Insert Gene Sized Sequences Precisely, Potentially Addressing Large Markets PASSIGE: Prime-Assisted Site-Specific Integrase Gene Editing: One step non-viral multi-kilobase-size gene editing approach with no double-stranded breaks Correct inversion mutations (e.g., Hemophilia A) In vivo protein factory (e.g., GLA enzyme for Fabry’s disease) Targeted whole gene replacement for rare liver diseases (e.g., Phenylketonuria, Tyrosinemia) Targeted whole gene replacement for bone marrow diseases (e.g., Hereditary anemias, such as Fanconi Anemia) Cystic Fibrosis Areas of opportunity:* Non-viral, multiplex-edited CAR-T therapies BMS collaboration (e.g., oncology and autoimmune diseases) Recombinase enzyme Where we are working today: